SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2004

THE THAXTON GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-27086	57-0669498
(Commission File Number)	(I.R.S. Employer Identification No.)

1524 Pageland Highway, Lancaster, South Carolina	29720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (803) 285-4337

Item 5. Other Events

The Company is hereby filing its Bankruptcy Report for January 1 through January 31, 2004, which was filed with the Bankruptcy Court on February 26, 2004.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Operating Report for the period January 1, 2004, through January 31, 2004, filed with the U.S. Bankruptcy Court for the District of Delaware on February 26, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE THAXTON GROUP, INC.

By:	/s/ Allan F. Ross

Allan F. Ross
Vice President, Chief Financial Officer and Treasurer

Dated: March 9, 2004

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